CONFIDENTIAL

Exhibit 10.21(c)

AMENDMENT NO. 3 TO PURCHASE AGREEMENT DCT-025/2003

This Amendment No. 3 to Purchase Agreement DCT-025/2003, dated as of December 4, 2006 (‘‘Amendment 3’’) relates to the Purchase Agreement DCT-025/2003 (‘‘Purchase Agreement’’) between Embraer - Empresa Brasileira de Aeronáutica S.A. (‘‘Embraer’’) and JetBlue Airways Corporation (‘‘Buyer’’) dated June 9, 2003 as amended from time to time (collectively referred to herein as ‘‘Agreement’’). This Amendment 3 is between Embraer and Buyer, collectively referred to herein as the ‘‘Parties’’.

This Amendment 3 sets forth the further agreement between Embraer and Buyer relative to, among other things, delivery schedule modifications of Firm Aircraft and Option Aircraft. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 3 and the Purchase Agreement, this Amendment 3 shall control.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	DELIVERY

The Aircraft schedule delivery table in Article 5.1 of the Purchase Agreement shall be deleted and replaced as follows:

Firm Aircraft #	Delivery Month	Firm Aircraft #	Delivery Month	Firm Aircraft #	Delivery Month	Firm Aircraft #	Delivery Month
1	[***]-05	26	[***]-07	51	[***]-09	76	[***]-12
2	[***]-05	27	[***]-07	52	[***]-09	77	[***]-12
3	[***]-05	28	[***]-07	53	[***]-09	78	[***]-12
4	[***]-05	29	[***]-07	54	[***]-10	79	[***]-12
5	[***]-05	30	[***]-07	55	[***]-10	80	[***]-12
6	[***]-05	31	[***]-07	56	[***]-10	81	[***]-12
7	[***]-05	32	[***]-07	57	[***]-10	82	[***]-12
8	[***]-05	33	[***]-07	58	[***]-10	83	[***]-12
9	[***]-06	34	[***]-08	59	[***]-10	84	[***]-12
10	[***]-06	35	[***]-08	60	[***]-10	85	[***]-13
11	[***]-06	36	[***]-08	61	[***]-10	86	[***]-13
12	[***]-06	37	[***]-08	62	[***]-10	87	[***]-13
13	[***]-06	38	[***]-08	63	[***]-10	88	[***]-13
14	[***]-06	39	[***]-08	64	[***]-11	89	[***]-13
15	[***]-06	40	[***]-08	65	[***]-11	90	[***]-13
16	[***]-06	41	[***]-08	66	[***]-11	91	[***]-13
17	[***]-06	42	[***]-08	67	[***]-11	92	[***]-13
18	[***]-06	43	[***]-08	68	[***]-11	93	[***]-13
19	[***]-06	44	[***]-09	69	[***]-11	94	[***]-13
20	[***]-06	45	[***]-09	70	[***]-11	95	[***]-13
21	[***]-06	46	[***]-09	71	[***]-11	96	[***]-14
22	[***]-06	47	[***]-09	72	[***]-11	97	[***]-14
23	[***]-06*	48	[***]-09	73	[***]-11	98	[***]-14
24	[***]-07	49	[***]-09	74	[***]-12	99	[***]-14
25	[***]-07**	50	[***]-09	75	[***]-12	100	[***]-14
						101	[***]-14

*	In the event that Aircraft 23 is not delivered until [***] 2006, and notwithstanding Article 9.2 of the Purchase Agreement, [***] 2006.

**	Embraer shall [***] this aircraft available to JetBlue to start the delivery inspection on or before [***].

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.	OPTION FOR THE PURCHASE OF ADDITIONAL AIRCRAFT

The Option Aircraft schedule delivery table in Article 21 of the Purchase Agreement shall be deleted and replaced as follows:

Group #	Option Aircraft #	Delivery Month	Group #	Option Aircraft #	Delivery Month
	[***]	[***]-08		[***]	[***]-13
[***]	[***]	[***]-08	[***]	[***]	[***]-13
	[***]	[***]-08		[***]	[***]-13
	[***]	[***]-08		[***]	[***]-13
[***]	[***]	[***]-08	[***]	[***]	[***]-13
	[***]	[***]-09		[***]	[***]-13
	[***]	[***]-09		[***]	[***]-13
[***]	[***]	[***]-09	[***]	[***]	[***]-13
	[***]	[***]-09		[***]	[***]-14
	[***]	[***]-09		[***]	[***]-14
[***]	[***]	[***]-09	[***]	[***]	[***]-14
	[***]	[***]-09		[***]	[***]-14
	[***]	[***]-09		[***]	[***]-14
[***]	[***]	[***]-10	[***]	[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14
[***]	[***]	[***]-10	[***]	[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14
[***]	[***]	[***]-10	[***]	[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14
[***]	[***]	[***]-11	[***]	[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
[***]	[***]	[***]-11	[***]	[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
[***]	[***]	[***]-11	[***]	[***]	[***]-14
	[***]	[***]-11		[***]	[***]-15
	[***]	[***]-11		[***]	[***]-15
[***]	[***]	[***]-11	[***]	[***]	[***]-15
	[***]	[***]-11		[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
[***]	[***]	[***]-12	[***]	[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
[***]	[***]	[***]-12	[***]	[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
[***]	[***]	[***]-12	[***]	[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
[***]	[***]	[***]-12	[***]	[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
	[***]	[***]-13		[***]	[***]-15
[***]	[***]	[***]-13	[***]	[***]	[***]-15
	[***]	[***]-13		[***]	[***]-15
	[***]	[***]-13		[***]	[***]-15
[***]	[***]	[***]-13
	[***]	[***]-13

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.1	OPTION AIRCRAFT EXERCISE

Article 21.4 of the Purchase Agreement shall be deleted and replaced as follows:

Option Aircraft Exercise: The option to purchase the Option Aircraft shall be exercised in [***] groups of [***] group of [***] (the ‘‘Option Groups’’) as indicated in the above Option Aircraft delivery table, no later than [***] prior to the Contractual Delivery Month of the first Option Aircraft in each Option Group (the ‘‘Exercise Date’’). The [***] aircraft [***] Option Aircraft is [***]. Buyer shall have the right to [***] the Option Groups.

Exercise of the option to purchase the Option Aircraft shall be accomplished by means of a written notice from Buyer delivered to Embraer by mail, express delivery or facsimile, return receipt requested.

In the event an Option Group is not [***] exercised by its Exercise Date as specified in the preceding paragraph, Buyer shall [***] in such Option Group.

In the event [***] Option Groups [***], Buyer shall also [***] Option Groups.

Buyer shall confirm its option by means of a written notice to Embraer, return receipt requested, on or before [***] prior to the first Option Aircraft of each Option Group as specified above.

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 3, shall remain in full force and effect without any change.

[Signature page follows]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 3 to the Purchase Agreement to be effective as of the date first written above.

Embraer - Empresa Brasileira		JetBlue Airways Corporation
de Aeronáutica S.A.
By:	/s/ Antonio Luiz Pizzaro Manso	By:	/s/ Thomas E. Anderson
Name:	Antonio Luiz Pizzaro Manso	Name:	Thomas E. Anderson
Title:	Executive Vice President	Title:	Senior Vice President
Corporate & CFO
By:	/s/ Jose Luis D. Molina
Name:	Jose Luis D. Molina
Title:	Director of Contracts
Airline Market
Date:	December 6, 2006	Date:	December 5, 2006
Place:	Sao Jose Dos Campos, SP	Place:	New York, New York
Witness:	/s/ Erika Lulai Natali	Witness:	/s/ Cindy R. England
Name:	Erika Lulai Natali	Name:	Cindy R. England